FOR IMMEDIATE RELEASE                                       Contact: Julie Koenig Loignon
Churchill Downs Incorporated
(502) 636-4502 (office)
(502) 262-5461 (mobile)
juliek@kyderby.com

CHURCHILL DOWNS INCORPORATED, MAGNA ENTERTAINMENT CORP. AND
RACING UK PLANNING NEW TELEVISION SERVICE

LOUISVILLE, Ky. (Jan. 9, 2006) - Churchill Downs Incorporated (“CDI” or “Company”) (NASDAQ: CHDN), Magna Entertainment Corp. (“MEC”) (NASDAQ: MECA, TSX: MEC.SV.A) and Racing UK, a media rights company and subscription television channel owned by 31 leading British racecourses, today announced that the three organizations have entered into a memorandum of understanding for media rights and to develop a subscription television channel to broadcast races from CDI and MEC racetracks, as well as other North American and international racetracks, into the United Kingdom and Ireland.

The new international television channel would be branded “Racing World” and would bring the best North American and international racing to British and Irish viewers. The subscription channel could launch as early as the summer of 2006.

“We look forward to working with Magna Entertainment Corp. and Racing UK on this new business opportunity,” said Thomas H. Meeker, CDI’s president and chief executive officer. “CDI and MEC racetracks are host to North America’s premier horse racing events, including the first two legs of the Triple Crown, while Racing UK represents the United Kingdom’s premier racecourses. Joining our strong brands to reach out to international customers is a logical step as we continue to identify new markets for our high-quality racing products.”

“Our three companies account for 384 graded/group stakes races,” added Thomas Hodgson, president and chief executive officer of MEC. “This memorandum of understanding captures our vision to provide the highest quality racing to British and Irish customers in a manner befitting such outstanding races as the Kentucky Derby, Preakness Stakes, Arlington Million and Santa Anita Handicap. As this process advances, we also look forward to adding content from other U.S. and international tracks to what we hope will be the premier distribution vehicle for international racing content into British and Irish homes.”

Racing UK Executive Chairman Simon Bazalgette said, “We are delighted to be working closely together with MEC, home of the Preakness Stakes, and CDI, whose flagship racetrack hosts the Kentucky Derby. MEC and CDI conduct the top Thoroughbred racing in North America, and therefore, have a shared vision with the Racing UK racecourses to develop quality horse racing around the world.”

CDI, MEC and Racing UK would take equal ownership positions in Racing World with CDI and MEC contributing their respective in-home video and wagering rights in the United Kingdom and Ireland in exchange for a fee. Neither CDI nor MEC expect the joint venture, if consummated, to have a significant impact on their companies’ respective earnings or cash flow in 2006.

Officials from CDI, MEC and Racing UK said there are no assurances that the non-binding memorandum of understanding will lead to a definitive agreement or that any agreement between the three parties will be consummated.

Churchill Downs Incorporated, (“CDI”) headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. CDI’s six racetracks in Florida, Illinois, Indiana, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington Million and Louisiana Derby. CDI racetracks have hosted six Breeders’ Cup World Thoroughbred Championships. CDI also owns off-track betting facilities and has interests in various television production, telecommunications and racing services companies that support CDI’s network of simulcasting and racing operations. CDI trades on the NASDAQ National Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

Magna Entertainment Corp. (“MEC”) is North America's largest owner and operator of horse racetracks, based on revenue. It develops, owns and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. Additionally, MEC owns and operates XpressBet®, a national Internet and telephone account wagering system, and Horse Racing TV®, a 24-hour horse racing television network, as well as RaceONTV™ and MagnaBet™ internationally.

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Racing UK is a media rights management company wholly owned by 31 British racecourses (including 11 of the “Super 12”), set up in May 2004. It has launched a successful subscription TV channel for the United Kingdom and Ireland, which covers all the live racing at its licensor racecourses. By the end of 2005, the channel had signed up almost double the number of paying subscribers originally planned. Racing UK has also formed an international TV venture called “Racing International” to distribute live British racing pictures around the world, and has launched a broadband video and wagering service for the UK, www.theBettingSite.co.uk, in partnership with the Racing Post, Britain’s national daily racing newspaper.

Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other racetracks in the jurisdictions in which we operate; costs associated with our efforts in support of alternative gaming initiatives; cost associated with Customer Relationship Management or other marketing initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; our ability to adequately integrate acquired businesses; market reaction to our expansion projects; any business disruption associated with our facility renovations; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in states where we operate; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters, including Hurricanes Katrina, Rita and Wilma on our operations and the extent of our property and business interruption insurance coverage for any related losses; any business disruption associated with a natural disaster and/or its aftermath; and the volatility of our stock price.

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